United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                         January 22, 2010
Date of Report (Date of earliest event reported)

    OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
                    New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.02.   Termination of a Material Definitive Agreement.

On January 22, 2010, the registrant issued a press release announcing that a notice of cancellation was received from Maersk Oil Qatar AS (MOQ) on January 21, 2010 concerning the FSO Africa, one of two vessels owned by a joint venture between OSG and Euronav N.V. and subject to a service contract with MOQ expiring in 2017.

The joint venture partners contest MOQ’s right to terminate the contract.

The conversion of the FSO Africa is continuing and is near completion.

A copy of the press release is attached to this Report as Exhibit 99.1 and hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press Release dated January 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overseas Shipholding Group, Inc.
(Registrant)
By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

Date:  January 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 22, 2010